UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2003

EXE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30389	75-1719817
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

8787 Stemmons Freeway
Dallas, Texas		75247
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 775-6000

No Change
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

     The following exhibits are filed with this report on Form 8-K:

Exhibit
Number	Description

99.1	Press Release, dated April 24, 2003

Item 9. Regulation FD Disclosure (pursuant to “Item 12. Results of Operations and Financial Condition”)

     In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under “Item 12. Results of Operations and Financial Condition,” is instead furnished under “Item 9. Regulation FD Disclosure.” The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

     On April 24, 2003, EXE Technologies, Inc. issued a press release announcing its results for the quarterly period ending March 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXE TECHNOLOGIES, INC.
a Delaware corporation

Date: April 24, 2003	By:	/s/ Kenneth R. Vines

Kenneth R. Vines Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated April 24, 2003